UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2025

WESTWATER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	WWR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Tuesday, May 27, 2025, at 8:00 AM Mountain Time, Westwater Resources, Inc. (the “Corporation”) held its Annual General Meeting of Stockholders (the “Annual Stockholder Meeting”).

At the Annual Stockholder Meeting, five proposals were submitted to the stockholders for approval as set forth in the definitive Proxy Statement filed with the SEC on April 1, 2025 (the “Proxy Statement”). As of the record date, March 31, 2025, a total of 72,096,540 shares of common stock of the Corporation were issued and outstanding and entitled to vote. The holders of record of 36,852,048 shares of common stock were present in person or represented by proxy at said meeting. Such amount represented 51.11% of the shares entitled to vote at such meeting and constituted a quorum in accordance with the applicable provisions of the By-Laws of the Corporation. The five proposals submitted to the stockholders for approval were to:

1.	Elect as directors the five nominees named in the proxy statement.

2.	Approve amendments to the Corporation’s 2013 Omnibus Incentive Plan as amended (the “Incentive Plan”): (i) to increase the authorized number of shares of common stock available and reserved for issuance under the Plan by 20,000,000 shares; (ii) to change the limit on the number of shares of stock that may be granted in a calendar year to an eligible person to a formulaic standard based upon a maximum multiple (10X) of base compensation; (iii) to allow a grantee to authorize the Company to withhold shares of stock to satisfy tax withholding requirements equal to or more than the statutory minimum but up to the statutory maximum; and (iv) to allow for shares of stock deducted or delivered to satisfy tax withholding requirements to be available again for issuance under the Plan.

3.	Provide advisory approval of the Corporation’s executive compensation.

4.	Ratify the appointment of Moss Adams LLP as the Corporation’s independent registered public accountant for 2025.

5.	Approve the issuance of 20% or more of the Corporation’s common stock pursuant to the Purchase Agreement with Lincoln Park Capital Fund, LLC.

At the Annual Stockholder Meeting, the stockholders approved all five proposals submitted. The specific voting results are provided below:

Proposal 1 – Election of Directors

Nominees	For	Withheld	Broker Non-Votes
Terence J. Cryan	12,102,081	1,280,599	23,469,368
Frank Bakker	12,408,662	974,018	23,469,368
Tracy D. Pagliara	11,983,216	1,399,464	23,469,368
Karli S. Anderson	12,367,209	1,015,471	23,469,368
Deborah A. Peacock	12,395,027	987,653	23,469,368

Proposal 2 – Approval of Amendments to the Incentive Plan

For	Against	Abstain	Broker Non-Votes
9,970,733	2,949,151	462,796	23,469,368

Proposal 3 – Non-binding Advisory Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes
10,802,691	2,282,921	297,068	23,469,368

Proposal 4 – Ratification of the Appointment of Moss Adams LLP

For	Against	Abstain	Broker Non-Votes
33,440,759	3,202,681	208,608	0

Proposal 5 – Issuance of Common Stock to Lincoln Park

For	Against	Abstain	Broker Non-Votes
11,207,783	2,032,347	142,550	23,469,368

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2025

WESTWATER RESOURCES, INC.

By:	/s/ John W. Lawrence
Name:	John W. Lawrence
Title:	Chief Administrative Officer, General Counsel & Corporate Secretary